                                                                    Exhibit 10.6

                                                                [EXECUTION COPY]


                         RECEIVABLES TRANSFER AGREEMENT


                           Dated as of March 16, 1998


                                    between



                               YUASA EXIDE, INC.


                                      and



                                  YESCO, INC.

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
                                   ARTICLE I

                        DEFINITIONS AND RELATED MATTERS

     1.1.  Defined Terms...................................................  1
           -------------
     1.2.  Other Interpretive Matters......................................  1
           --------------------------

                                   ARTICLE II

                   CONTRIBUTION OF RECEIVABLES; AGREEMENT TO
                       PURCHASE AND SELL; PURCHASE PRICE

     2.1.  Contribution of Receivables.....................................  2
           ---------------------------
     2.2.  Agreement to Purchase and Sell..................................  2
           ------------------------------
     2.3.  Timing of Purchases and Contributions...........................  2
           -------------------------------------
     2.4.  Purchase Price for Receivables Sold by Originator...............  2
           -------------------------------------------------
     2.5.  Purchase Termination Date.......................................  5
           -------------------------
     2.6.  No Recourse or Assumption of Obligations........................  5
           ----------------------------------------
     2.7.  Intention of the Parties........................................  5
           ------------------------
     2.8.  Advances by the Company to Originator...........................  5
           -------------------------------------

                                  ARTICLE III

                         ADMINISTRATION AND COLLECTION

     3.1.  Originator to Act as Servicer...................................  6
           -----------------------------
     3.2.  Deemed Collections..............................................  6
           ------------------
     3.3.  [Reserved]......................................................  7
     3.4.  Actions Evidencing Purchases....................................  7
           ----------------------------
     3.5.  Application of Collections......................................  8
           --------------------------
     3.6.  Rights of the Company...........................................  8
           ---------------------

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF ORIGINATOR

     4.1.  Organization and Good Standing..................................  8
           ------------------------------
     4.2.  Due Qualification...............................................  8
           -----------------
     4.3.  Power and Authority; Due Authorization..........................  8
           --------------------------------------
     4.4.  Valid Sale or Contribution; Binding Obligations.................  9
           -----------------------------------------------
     4.5.  No Violation....................................................  9
           ------------
     4.6.  No Proceedings..................................................  9
           --------------
     4.7.  Bulk Sales Act..................................................  9
           --------------
     4.8.  Government Approvals............................................ 10
           --------------------
     4.9.  Financial Condition............................................. 10
           -------------------
     4.10.     Margin Regulations.......................................... 10
                ------------------
     4.12.     Accuracy of Information..................................... 11
               -----------------------
     4.13.     Offices..................................................... 11
               -------
     4.14.     Trade Names................................................. 11
               -----------
     4.15.     Compliance with Applicable Laws............................. 11
               -------------------------------

     4.16. Solvency........................................................ 11
           --------
     4.18. Servicing Programs.............................................. 12
           ------------------
     4.19. Investment Company Act.......................................... 12
           ----------------------
     4.20. Receivables Evidenced by Instruments and
           Chattel Paper................................................... 12
           --------------
     4.21. Material Adverse Effect......................................... 12
           -----------------------
     4.22. Ventures, Subsidiaries and Affiliates;
           Outstanding Stock............................................... 12
           -----------------
     4.23. Taxes........................................................... 13
           -----
     4.24. Notices to Obligors............................................. 13
           -------------------
     4.25. ERISA........................................................... 13
           -----
     4.26. Representations and Warranties in Other
           Transaction Documents........................................... 13
           ---------------------

                                   ARTICLE V

                            COVENANTS OF ORIGINATOR

     5.1.  Affirmative Covenants........................................... 14
           ---------------------
     5.2.  Reporting Requirements.......................................... 17
           ----------------------
     5.3.  Negative Covenants.............................................. 17
           ------------------

                                   ARTICLE VI

                          PURCHASE TERMINATION EVENTS

     6.1.  Purchase Termination Events..................................... 19
           ---------------------------
     6.2.  Remedies........................................................ 20
           --------

                                  ARTICLE VII

                                INDEMNIFICATION

     7.1.  Indemnities by Originator....................................... 20
           -------------------------

                                  ARTICLE VIII

                                 MISCELLANEOUS

      8.1.  Amendments, Waivers, etc....................................... 22
            ------------------------
      8.2.  Notices, etc................................................... 23
            ------------
      8.3.  Binding Effect; Assignability.................................. 23
            -----------------------------
      8.4.  Survival....................................................... 23
            --------
      8.5.  GOVERNING LAW.................................................. 23
            -------------
      8.6.  Costs, Expenses and Taxes...................................... 24
            -------------------------
      8.7.  No Proceedings................................................. 24
            --------------
      8.8.  Waiver of Jury Trial........................................... 24
            --------------------
      8.9.  Consent To Jurisdiction; Waiver Of Immunities.................. 24
            ---------------------------------------------
      8.10. Execution in Counterparts...................................... 25
            -------------------------

                                   SCHEDULES

SCHEDULE 2.1 List of Contributed Assets

SCHEDULE 4.13     Office Locations

SCHEDULE 4.14     Trade Names

SCHEDULE 4.22     Subsidiaries and Outstanding Stock of Originator


                                    EXHIBITS
                                    --------

EXHIBIT A         Form of Purchase Report

EXHIBIT B         Form of Company Note

EXHIBIT C         Closing Date Report

                        RECEIVABLES TRANSFER AGREEMENT


  THIS RECEIVABLES TRANSFER AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of March 16, 1998, is between YUASA
                    ---------
EXIDE, INC., a California corporation ("Originator"), as seller and contributor,
                                        ----------
and YESCO, INC. a Nevada corporation (the "Company"), as purchaser and
                                           -------
contributee.

                                   Background
                                   ----------

  1. On the Closing Date, Originator is transferring certain Receivables and Related Property to the Company as a contribution to the Company in return for shares of the common stock of the Company. From time to time Originator may transfer additional Receivables and Related Property to the Company as a capital contribution to the Company.

  2. In order to finance its business, Originator wishes to sell certain Receivables and Related Property from time to time to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase such Receivables and Related Property from Originator.

  3. The Company intends to obtain a Commitment from the Purchaser (as defined herein) pursuant to the Securitization Agreement (as defined herein) in order to finance its purchases of certain Receivables and Related Property hereunder.

  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND RELATED MATTERS

  1.1.  Defined Terms.  Unless otherwise indicated, certain terms that are
        -------------
capitalized and used throughout this Agreement are defined in Appendix A to the
                                                              ----------
Securitization Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Securitization Agreement"), among the
                                           ------------------------
Company, as Seller, Originator, as Servicer, Prominent Funding Corporation, as purchaser (the "Purchaser"), and The Sakura Bank, Limited, a banking corporation
                ---------
organized under the laws of Japan, acting through its New York Branch, as agent for the Purchaser (the "Agent").
                        -----

  1.2.  Other Interpretive Matters.  In this Agreement, unless otherwise
        --------------------------
specified: (a) references to any Section or Annex refer to such Section of, or Annex to, this Agreement, and references in any Section or definition to any subsection or clause refer to such subsection or clause of such Section or definition; (b) "herein", "hereof",
                                                         ------    ------
"hereto", "hereunder" and similar terms refer to this Agreement as a whole and
 ------    ---------
not to any particular provision of this Agreement; (c) "including" means
                                                        ---------
"including without limitation", and other forms of the verb "to include" have
 ----------------------------                                ----------
correlative meanings; (d) the word "or" is not exclusive; and (e) captions are
                                    --
solely for convenience of reference and shall not affect the meaning of this Agreement;

                                  ARTICLE II

                   CONTRIBUTION OF RECEIVABLES; AGREEMENT TO
                       PURCHASE AND SELL; PURCHASE PRICE

  2.1.  Contribution of Receivables.  On the Closing Date (as defined below),
        ---------------------------
Originator hereby assigns and transfers to the Company, as a contribution of capital, Receivables and Related Property with respect thereto consisting of each Receivable of Originator identified in Schedule 2.1, with an aggregate Fair Market Value (as defined below) of all such Receivables shall be equal to the amount set forth on Exhibit C. In addition, from time to time Originator may
                    ---------
assign and transfer to the Company, as a contribution of capital, Receivables and Related Property with respect thereto as designated by Originator (collectively, together with Receivables and Related Property contributed on the Closing Date; the "Contributed Assets").
                   ------------------

  2.2.  Agreement to Purchase and Sell.  On the terms and subject to the
        ------------------------------
conditions set forth in this Agreement, Originator hereby sells to the Company, and the Company hereby purchases from Originator, all of Originator's right, title and interest in and to the Receivables and the Related Property (other than the Contributed Assets) and all proceeds of the foregoing.

  2.3.  Timing of Purchases and Contributions.  Originator's entire right, title
        -------------------------------------
and interest in each Receivable that existed and was owing to Originator as of the close of Originator's business on March 16, 1998 (the "Closing Date") shall
                                                           ------------
be deemed to have been sold and/or contributed to the Company on such date. After the Closing Date, each Receivable created or purchased by Originator shall be purchased (or, if such Receivable is designated as being contributed by Originator to the Company pursuant to Section 2.1, acquired) and owned by the
                                      -----------
Company (without any further action) upon the creation of such Receivable or the purchase thereof by the Originator. The Related Property with respect to each Receivable (and proceeds of such Receivable and Related Property) shall be sold and/or contributed at the same time as such Receivable, whether such Related Property (or proceeds) exist at such time or arise or are acquired thereafter.

  2.4.  Purchase Price for Receivables Sold by Originator.  (a) Calculation of
        -------------------------------------------------       --------------
Purchase Price. The purchase price for each Receivable and the Related Property
--------------
with respect thereto sold to the Company (excluding any Contributed Assets) shall equal the fair market value of such Receivable on the date of purchase and shall be computed by multiplying the Unpaid Balance of that Receivable on such date by the Discount Percentage with respect to such date. With respect to sales of receivables on any day during a Fiscal Period, the Discount Percentage (the "Discount
                                                              --------
Percentage") shall be equal to (I) 100% minus (II)(A) Average Maturity on such
----------
day divided by 360, multiplied by (B) the discount rate equivalent of a per
    ----------
annum interest rate equal to the sum of (i) 0.50% and (ii) the Company's Weighted Average Cost of Funds on such day, plus (III) the Default Ratio on such day. For purposes of computing the Discount Percentage on any day after the first Fiscal Period, Average Maturity, the Company's Weighted Average Cost of Funds and the Default Ratio shall be computed using data from the most recent Fiscal Period for which a Periodic Report has been delivered pursuant to the Securitization Agreement.

  (b) Initial Purchase Price Payment.  On the terms and subject to the
      ------------------------------
conditions set forth in this Agreement, the Company agrees to pay to Originator the purchase price for the purchase of Receivables and the Related Property to be sold (and not contributed) to the Company on the Closing Date (i) in cash, to the extent of funds obtained by the Company on such date under the Securitization Agreement from the sale by the Company to the Purchaser of the Purchaser's Interest in such Receivables, and (ii) by issuing to Originator a promissory note in the form of Exhibit B (as such promissory note may be
                               ---------
amended, supplemented, endorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof, the "Company Note") in an initial principal amount
                                  ------------
equal to the purchase price for such Receivables minus the amount paid under clause (i) above. The initial purchase price for the Receivables and Related
----------
Property with respect thereto sold to the Company on the Closing Date shall be set forth on Exhibit C.
             ---------

  (c) Subsequent Purchase Price Payments. On the 10th day (or if such day is not
      ----------------------------------
a Business Day, the next Business Day) of each Fiscal Period (the "Reporting
                                                                   ---------
Date"), the Company and Originator shall settle as to the purchase price for
----
Receivables and Related Property sold during the immediately preceding Fiscal Period (other than Receivables and Related Property sold on the Closing Date). Notwithstanding such periodic settlement arrangement, on each Business Day, Originator, in its capacity as the Company's servicer, will, on behalf of the Company, transfer to Originator (for Originator's own account) all cash made available to the Company for such purpose under Sections 3.01 and 3.07 of the
                                                -------------     ----
Securitization Agreement after satisfying the Company's obligations under the Securitization Agreement. On each Reporting Date, the Company and the Originator shall determine the aggregate amount of such transfers made during the immediately preceding Fiscal Period and the aggregate purchase price for Receivables and Related Property sold during such immediately preceding Fiscal Period. If any advance from the Company to the Originator pursuant to Section
                                                                      -------
2.8 hereof was outstanding as of the prior Reporting Date (on the basis of
---
calculations made pursuant to this subsection (b) on that
                                   --------------
prior Reporting Date), then a portion of the purchase price equal to the amount of such advance shall be deemed to have been paid in consideration of extinguishment of such advance. The amounts transferred shall then be deemed to have been applied:

          first, as a payment of accrued and unpaid interest due on the Company Note, calculated as provided in the Company Note, with respect to the immediately (or any earlier) preceding Fiscal Period; and

          second, as a payment of the remaining purchase price for Receivables sold during the immediately preceding Fiscal Period and their Related Property;

provided, that in the event that on any Reporting Date the Company and the
--------
Originator determine that the amount of cash transferred to the Originator pursuant to this Section 2.4(c) during the preceding Fiscal Period was in excess
                 --------------
of the amount due and payable under clauses first and second above, the Originator shall make an adjustment payment on such Reporting Date in immediately available funds, in an amount equal to such excess; provided further
                                                                -------- -------
that such adjustment payment shall be reduced by (i) an amount up to the outstanding principal amount of the Company Note on such Reporting Date, which reduction shall be deemed a payment of such outstanding principal amount, and
(ii) if the adjustment payment has not been reduced to zero pursuant to clause
(i) above, an amount up to the amount of advances by the Company pursuant to
Section 2.08 that are permitted on such Reporting Date consistent with Section
------------                                                           -------
7.03(k) of the Securitization Agreement.  Any portion of the purchase price for
-------
Receivable and Related Property sold during any Fiscal Period which remains unpaid on the next succeeding Reporting Date, after giving effect to the foregoing settlements and transfers made on such date, shall be paid by increasing the outstanding principal amount of the Company Note.

  (d) Purchase Reports.  On or prior to the Reporting Date, Originator agrees to
      ----------------
prepare and deliver to the Company a signed report, in substantially the form of Exhibit A or in such other form as the parties may agree on from time to time
---------
with the written approval of the Agent (each, a "Purchase Report").  Each
                                                 ---------------
Purchase Report shall set forth a summary of information as to the Receivables transferred, collections on Receivables and other charges or credits as may be required by this Agreement as of the preceding Fiscal Period End Date, and the Discount Percentage as of such Reporting Date.

  (e) Company Note.  Servicer shall make all appropriate record keeping entries
      ------------
with respect to the Company Note or otherwise to reflect the foregoing payments and adjustments pursuant to Section 3.2, and Servicer's books and records shall
                            -----------
constitute rebuttable presumptive evidence of the principal amount of and accrued interest on the Company Note at any time. Furthermore, Servicer shall hold the Company Note for the benefit of Originator (except as and to the extent the Agent and the Company shall otherwise consent in writing), and all payments under the Company Note shall be made to the Servicer for the account of the applicable payee thereof. Originator hereby irrevocably authorizes Servicer to mark the Company Note "CANCELLED" and to return the Company Note to the Company upon the final payment thereof after the occurrence of the Purchase Termination Date.

  2.5.  Purchase Termination Date.  The "Purchase Termination Date" means the
        -------------------------        -------------------------
earliest of (a) the date of termination of this Agreement pursuant to Section
                                                                      -------
6.2(i) or (ii), (b) the Final Pay Out Date, (c) the date of any Termination
------    ----
Event of the type described in Section 10.01(p) of the Securitization Agreement
                               ----------------
and (d) the date of any Event of Bankruptcy with respect to the Company.

  2.6.  No Recourse or Assumption of Obligations.  Except as specifically
        ----------------------------------------
provided in this Agreement, the purchase and sale of Receivables and Related Property under this Agreement shall be without recourse to Originator. Originator and the Company intend the transactions hereunder to constitute true sales of Receivables and the Related Property by Originator to the Company, providing the Company with the full risks and benefits of ownership of the Receivables and Related Property (such that the Receivables and the Related Property would not be property of Originator's estate in the event of Originator's bankruptcy).

  The Company shall not have any obligation or liability with respect to any Receivables or Related Property, nor shall the Company have any obligation or liability to any Obligor or other customer or client of Originator (including any obligation to perform any of the obligations of Originator under any Receivables or Related Property).

  2.7.  Intention of the Parties.  It is the express intent of the parties
        ------------------------
hereto that the transfers of the Receivables and Related Property by Originator to the Company as contemplated by this Agreement be, and be treated as, sales and capital contributions, respectively, and not as secured loans secured by the Receivables and Related Property. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, Originator hereby grants to the Company a security interest in all of the Originator's right, title and interest in and to the Receivables and the Related Property now existing and hereafter created, and all proceeds thereof, to secure all of Originator's obligations hereunder.

  2.8.  Advances by the Company to Originator.  The Company may make advances to
        -------------------------------------
Originator from time to time if so agreed between such parties and to the extent the Company has funds available for that purpose after satisfying its obligations under this Agreement and the Securitization Agreement. Any such advances shall be payable upon demand and the Company may net any payments to be made to Originator hereunder against any such outstanding advances.

                                  ARTICLE III

                         ADMINISTRATION AND COLLECTION

  3.1.  Originator to Act as Servicer.  Notwithstanding the sale of Receivables
        -----------------------------
pursuant to this Agreement, Originator shall continue to be responsible for the servicing, administration and collection of the Receivables, all on the terms set out in (and subject to any rights to terminate Originator as servicer pursuant to) the Securitization Agreement.

  3.2.  Deemed Collections. (a)  If on any day the Unpaid Balance of any Pool
        ------------------
Receivable is (i) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, any allowances or billing errors, any trade-in or trade-up, any adjustment by Originator or any Affiliate of Originator or any early termination, refinancing, prepayment, consolidation or replacement of the Contract related to such Receivable, (ii) reduced or cancelled as a result of a setoff in respect of any claim or dispute by the Obligor thereof against Originator or any Affiliate of Originator or any other Person (whether such claim arises out of the same or a related or an unrelated transaction), (iii) reduced on account of the obligation of Originator or an Affiliate of Originator to pay to the related Obligor any rebate or refund, or
(iv) otherwise is less than the amount reported by Originator in (or for purposes of) any Purchase Report, or any Periodic Report or Payout Statement delivered pursuant to the Securitization Agreement, then, on such day, Originator shall be deemed to have received a Collection of such Pool Receivable in the amount of such reduction or cancellation or, the difference between the actual Unpaid Balance and the amount reported by Originator, as applicable.

    (b) If on any day it is determined that any of the representations or warranties of Originator set forth in Section 4.4, 4.11 or 4.17 are not true as to any Receivable, Originator shall be deemed to have received a Collection of such Receivable in the amount of the Unpaid Balance of such Receivable. To the extent that the Company subsequently receives Collections with respect to any such Receivable, the Company shall pay Originator an amount equal to the amount so collected.

    (c) Not later than the Reporting Date occurring in the first Fiscal Period after the Business Day on which Originator is deemed, pursuant to this Section
                                                                       -------
3.2, to have received any Collections, the amount of any such Collections shall
---
be applied as a credit for the account of the Company against the purchase price of Receivables subsequently purchased by the Company from the Originator hereunder (which credit may be in a form of an adjustment to the Unpaid Balance of such subsequently purchased Receivables); provided, however, if the purchase
                                             --------  -------
price for such subsequent purchases of Receivables is less than the amount of such credit, the amount of such credit (i) shall be paid in cash to the Company by the Originator, or (ii) shall be deducted from the principal amount outstanding under the Company Note in each case on such Reporting Date; provided
                                                                        --------
further, however, that at any time (y) on or after a Termination Event under the
-------  -------
Securitization Agreement or (z) on or after the Purchase Termination Date, the amount of any such credit shall be paid by Originator to the Company by deposit in immediately available funds into the Lock-Box Account for application by Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on the later to occur of (A) the Business Day on which Originator is deemed to have received the applicable Collections, and (B) such Termination Event or Purchase Termination Date (as the case may be).

  (d) Each Purchase Report shall include a calculation of the aggregate reductions described in Section 3.2(a) or (b) relating to the Receivables since
                        --------------    ---
the last Purchase Report delivered hereunder.

  3.3. [Reserved].

  3.4. Actions Evidencing Purchases. (a) On or prior to the Closing Date,
       ----------------------------
Originator shall mark its master data processing records evidencing Receivables and Contracts with a legend, acceptable to the Company, evidencing that the Receivables have been sold in accordance with this Agreement. In addition, Originator agrees that from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that the Company or its assigns may reasonably request in order to perfect, protect or more fully evidence the purchases hereunder, or to enable the Company or its assigns to exercise or enforce any of their respective rights with respect to the Receivables and the Related Property. Without limiting the generality of the foregoing, Originator shall upon the request of the Company or its designee: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and (ii) mark conspicuously each Contract evidencing each Receivable with a legend, acceptable to the Company, evidencing that the related Receivables have been sold in accordance with this Agreement.

  (b) Originator hereby authorizes the Company or its designee (i) to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and the Related Property now existing or hereafter arising in the name of Originator and (ii) to the extent permitted by the Securitization Agreement, to notify Obligors of the assignment of the Receivables and the Related Property.

  (c) Without limiting the generality of Section 3.4(a), Originator shall, not earlier than six months and not later than three months prior to the fifth anniversary of the date of filing of the financing statements filed in connection with the Closing Date or any other financing statement filed pursuant to this Agreement: (i) execute and deliver and file or cause to be filed appropriate continuation statements; and (ii) deliver or cause to be delivered to Agent an opinion of counsel reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, confirming and updating the opinion delivered in connection with the Closing Date relating to the validity, perfection and priority of the Company's interests in the Receivables.

  3.5.  Application of Collections.  Any payment by an Obligor in respect of any
        --------------------------
indebtedness owed by it to Originator shall, except as otherwise specified by such Obligor or otherwise required by the related Contract or law, be applied first, as a Collection of any Receivables of such Obligor, and to specific
-----
Receivables in accordance with the regular policies of the Servicer, and second,
                                                                         ------
to any other indebtedness of such Obligor to Originator.

  3.6.  Rights of the Company.  Originator hereby authorizes the Company and the
        ---------------------
Servicer (if other than Originator) or their respective designees to take any and all steps in Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables and Related Property, including endorsing Originator's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF ORIGINATOR

  Originator, in its capacity as seller and/or contributor under this Agreement, hereby makes the representations and warranties set forth in this Article IV.
                                                                  ----------

  4.1.  Organization and Good Standing.  Originator has been duly organized and
        ------------------------------
is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

  4.2.  Due Qualification.  Originator is duly qualified to do business as a
        -----------------
foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses or approvals and where the failure to have such qualification, license or approval would have a Material Adverse Effect.

  4.3.  Power and Authority; Due Authorization.  Originator (a) has all
        --------------------------------------
necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party, and (ii) to generate, own, sell, contribute and assign Receivables and Related Property on the terms and subject to the conditions herein provided; and (b) has duly authorized such execution, delivery and, performance of such obligations by all necessary corporate action.

  4.4.  Valid Sale or Contribution; Binding Obligations.  Each sale or
        -----------------------------------------------
contribution, as the case may be, of Receivables and Related Property made by Originator pursuant to this Agreement shall constitute a valid sale, transfer and assignment or contribution, as the case may be, thereof to the Company, enforce able against creditors of, and purchasers from, Originator; and this Agreement constitutes, and each other Transaction Document to be signed by Originator, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

  4.5.  No Violation.  The execution, delivery and performance by Originator of
        ------------
the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (i) Originator's articles of incorporation or by-laws, or (ii) any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (b) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule, or regulation applicable to it of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties.

  4.6.  No Proceedings.  There are no proceedings or investigations pending, or
        --------------
threatened, before, and there has been no injunction, decree or other decision issued or made by, any court, regulatory body, administrative agency, or other tribunal or governmental agency or instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the sale or contribution of the Receivables and Related Property to the Company or any portion thereof or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document or (iii) seeking any determination or ruling that might have a Material Adverse Effect.

  4.7.  Bulk Sales Act.  No transaction contemplated hereby or by any other
        --------------
Transaction Documents requires compliance with any bulk sales act or similar law.

  4.8.  Government Approvals.  No authorization or approval or other action by,
        --------------------
and no notice to or filing with, any governmental authority or regulatory body is required for Originator's due execution, delivery and performance of any Transaction Document to which it is a party, except for the filing of certain UCC financing statements, all of which shall have been duly made and shall be in full force and effect.

  4.9.  Financial Condition.  (x) The audited consolidated  balance sheets of
        -------------------
Originator and its consolidated subsidiaries as at March 31, 1997, and the related statements of income, cash flows and shareholders' equity of Originator and its consolidated subsidiaries for the fiscal year then ended, certified by Price, Waterhouse L.L.P., independent certified public accountants, and the unaudited consolidated balance sheets of Originator and its consolidated subsidiaries as at September 30, 1997 and the related statements of income, cash flows and shareholders' equity of Originator and its consolidated subsidiaries for the period[s] then ended, copies of each of which have been furnished to the Agent, fairly present the consolidated (or separate, in the case of consolidating statements) financial condition, business, business prospects and operations of Originator and its consolidated subsidiaries as at such dates and the consolidated (or separate, in the case of consolidating statements) results of the operations of Originator and its consolidated subsidiaries for the period ended on such dates, all in accordance with generally accepted accounting principles consistently applied, and (y) since March 31, 1997 there has been no material adverse change in any such condition, business, business prospects or operations.

  4.10. Margin Regulations.  No use of any funds obtained by Originator under
        ------------------
this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

  4.11. Quality of Title.
        ----------------

  (a) Each Receivable (together with the Related Property) which is to be sold or contributed to the Company hereunder is or shall be owned by Originator, free and clear of any Lien (other than any Lien arising solely as the result of any action taken by the Company or the Purchaser (or any assignee thereof) or by the Agent in accordance with this Agreement and /or the Securitization Agreement). Whenever the Company makes a purchase or accepts a contribution hereunder, it shall have acquired a valid and perfected first priority ownership interest (free and clear of any Lien other than any Lien arising solely as the result of any action taken by the Company or the Purchaser (or any assignee thereof) or by the Agent in accordance with this Agreement and/or the Securitization Agreement) in all Receivables generated by Originator and all Collections related thereto, and in Originator's entire right, title and interest in and to the other Related Property with respect thereto.

  (b) No effective financing statement or other instrument similar in effect covering any Receivable, any interest therein or any of the Related Property is on file in any recording office except such as may be filed in favor of the Company or Originator, as the case may be, in accordance with the Contracts or this Agreement or in favor of the Purchaser (or any assignee thereof) or the Agent in accordance with the Securitization Agreement.

  4.12.  Accuracy of Information.  No information furnished or to be furnished
         -----------------------
in writing by Originator to the Company, the Agent or the Purchaser for purposes of or in connection with any Transaction Document will be inaccurate in any material respect as of the date it was furnished or will be furnished or (except as otherwise disclosed to the Company, the Agent or the Purchaser at or prior to such time) as of the date as of which such information was or will be dated, or contained or will contain any material misstatement of fact or omitted or will omit to state any material fact necessary to make such information contained therein not materially misleading.

  4.13.  Offices.  Originator's principal place of business and chief executive
         -------
office is located at the address set forth under Originator's signature hereto, and the offices where Originator keeps all its books, records and documents evidencing or included in the Receivables are located at the addresses specified on Schedule 4.13 (or at such other locations, notified to Servicer (if other
   -------------
than Originator) and the Agent in accordance with Section 5.3(d), in
                                                  --------------
jurisdictions where all action required by Section 5.3(d) has been taken and
                                           --------------
completed).

  4.14.  Trade Names.  Except as disclosed on Schedule 4.14, Originator does not
         -----------                          -------------
use any trade name other than its actual corporate name. From and after the date that fell five (5) years before the date hereof, Originator has not been known by any legal name other than its corporate name as of the date hereof, nor has Originator been the subject of any merger or other corporate reorganization except as disclosed on Schedule 4.14.
                       -------------

  4.15.  Compliance with Applicable Laws.  Originator is in compliance, in all
         -------------------------------
material respects, with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including Regulation Z, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws applicable to the Receivables and related Contracts).

  4.16.  Solvency.  After giving effect to the incurrence of its obligations
         --------
under the Transaction Documents, Originator is not insolvent, does not have unreasonably small capital with which to carry on its business and is able to pay its debts generally as they become due and payable, and its liabilities do not exceed its assets.

  4.17.  Eligibility of Receivables.  Unless otherwise identified to the Company
         --------------------------
in the Purchase Report delivered to the Company in the first Fiscal Period following the date of contribution and/or purchase hereunder, each Receivable contributed and/or purchased hereunder is on the date of contribution and/or purchase an Eligible Receivable and, so long as the Originator is the Servicer, each Receivable included as an Eligible Receivable in the calculation of Net Pool Balance is an Eligible Receivable as of the date of such calculation. Originator has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on such Eligible Receivable will not be paid in full when due or to expect any other Material Adverse Effect with respect to such Eligible Receivable.

  4.18.  Servicing Programs.  Any and all programs used by Originator in the
         ------------------
servicing of the Receivables are owned by it and not leased or licensed. No license or approval is required for the Agent's use of any program used by Originator in the administration of the Receivables, other than those which have been obtained and are in full force and effect.

  4.19.  Investment Company Act.  Originator is not, and is not controlled by,
         ----------------------
an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

  4.20.  Receivables Evidenced by Instruments and Chattel Paper.  None of the
         ------------------------------------------------------
Receivables is evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

  4.21.  Material Adverse Effect.  Between March 31, 1997, and the Closing Date,
         -----------------------
(i) Originator has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by Originator or has become binding upon any Originator's assets and no law or regulation applicable to Originator has been adopted that has had or could reasonably be expected to have a Material Adverse Effect on Originator, and (iii) Originator is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which Originator is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between March 31, 1997, and the Closing Date no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

  4.22.  Ventures, Subsidiaries and Affiliates; Outstanding Stock.  Except as
         --------------------------------------------------------
set forth in Schedule 4.22, Originator has no Subsidiaries, is not engaged in
             -------------
any joint venture or partnership with any other Person, nor is an Affiliate of any other Person. All of the issued and outstanding Stock of Originator is owned by each of the Stockholders in the amounts set forth on Schedule 4.22.  There are
                                                     -------------
no outstanding rights to purchase, options, warrants, or similar rights or agreements pursuant to which Originator may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries.

  4.23.  Taxes.  Originator has filed or has had filed on its behalf all United
         -----
States Federal income tax returns and all other material tax returns which are required to be filed by it, timely (including extensions), and has paid all taxes shown on such returns and paid, or contested in accordance with Section 5.1(m)(ii), any assessments received by Originator related to such returns.

  4.24.  Notices to Obligors.  Originator has directed all Obligors of
         -------------------
Receivables originated by it to remit all payments with respect to such Receivables for deposit in a Lock Box or a Lock-Box Account.

  4.25.  ERISA. Each Plan is in substantial compliance with ERISA and the Code;
         -----
no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the IRC; all contributions required to be made with respect to a Plan have been timely made; neither the Originator nor any Subsidiary nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
the IRC or expects to incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no condition exists which presents a material risk to Originator or any Subsidiary or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the IRC; no Lien imposed under the IRC or ERISA on the assets of the Company or any Subsidiary or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Originator and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability (other than, to the extent limited by a related collective bargaining agreement in effect on the date of this Agreement, the Hertner Division Pension Plan related to its production facility in Cleveland, Ohio.

  4.26.  Representations and Warranties in Other Transaction Documents.  Each of
         -------------------------------------------------------------
the representations and warranties of Originator (whether in its capacity as Originator or Servicer) contained in the Transaction Documents (other than this Agreement) is true and correct in all material respects and Originator hereby makes each such representation and warranty to, and for the benefit of, the Purchaser, the Servicer (in the case the Servicer is not the Originator) and the Agent as if the same were set forth in full herein.

  The representations and warranties described in this Article IV shall survive
                                                       ----------
the sale and/or contribution of the Receivables to the Company, any subsequent assignment of the Receivables by the Company, and the termination of this Agreement and the other Transaction Documents and shall continue until the indefeasible payment in full of all Receivables.

                                   ARTICLE V

                            COVENANTS OF ORIGINATOR

  5.1.  Affirmative Covenants.  From the date hereof until the Final Pay Out
        ---------------------
Date under the Securitization Agreement, Originator shall, unless the Company and the Agent shall otherwise consent in writing:

  (a)   Compliance with Laws, Etc.  Comply in all material respects with all
        --------------------------
applicable laws, rules, regulations and orders, including those with respect to the Receivables and the related Contracts.

  (b)   Preservation of Corporate Existence. Preserve and maintain its corporate
        -----------------------------------
existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

  (c)   Audits.  (i) At any time and from time to time during regular business
        ------
hours, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of such party relating to Receivables, including the related Contracts and purchase orders and other agreements, and (B) to visit the offices and properties of Originator for the purpose of examining such materials described in clause (i)(A), and to
                                                     -------------
discuss matters relating to Receivables or Originator's performance hereunder with any of the officers or employees of such party having knowledge of such matters and with its independent certified public accountants; and (ii) without limiting the provisions of clause (i) immediately above, from time to time on
                           ----------
request of the Agent (given not more than once in each calendar year so long as no Termination Event or material Unmatured Termination Event shall have occurred and be continuing under the Securitization Agreement), permit certified public accountants or other auditors acceptable to the Agent to conduct, at Originator's expense, a review of the Originator's books and records with respect to the Receivables.

  (d) Keeping of Records and Books of Account.  Maintain and implement
      ---------------------------------------
administrative and operating procedures (including an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable) and make arrangements reasonably satisfactory to the Agent to ensure the Agent's legal right and authority, and the Agent's access and ability, to utilize any proprietary software employed in servicing the Receivables.

  (e) Performance and Compliance with Receivables and Contracts.  At its expense
      ---------------------------------------------------------
timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables and all purchase orders and all other agreements related to such Receivables.

  (f) Location of Records.  Keep its chief place of business and chief executive
      -------------------
office, and the offices where it keeps its records concerning or related to Receivables and all purchase orders and other agreements related to the Receivables, all related Contracts and all required documents relating thereto), at the address(es) referred to in Schedule 4.13 or, upon 30 days' prior written
                                  -------------
notice to the Company and the Agent, at such other locations in jurisdictions where all action required by the Servicer or the Agent to continue the perfection of the Company's and the Purchaser's interests in the Receivables and the Related Property.

  (g) Credit and Collection Policies. Comply in all material respects with its
      ------------------------------
Credit and Collection Policy in regard to each Receivable and the related Contract.

  (h) Collections.  Instruct all Obligors to cause all Collections of
      -----------
Receivables to be sent or deposited directly to a Lock Box or a Lock-Box Account, and deposit all Collections received in a Lock Box into a Lock-Box Account within one Business Day after such receipt.

  (i) Transaction Documents.  Perform and comply in all material respects with
      ---------------------
all of its covenants and agreements set forth in the Transaction Documents to which it is a party.

  (j) Independent Director.  Vote all of the shares of capital stock of the
      --------------------
Company now or hereafter owned by it, beneficially or otherwise, as necessary to cause to be elected to, and maintained on, the Company's board of directors at least one independent director meeting the qualifications set forth in the Company's certificate of incorporation.

  (k)  Communication With Accountants.  Instruct its independent certified
       ------------------------------
public accountants and advisors to disclose and make available to the Company, the Servicer, the and the Agent any and all financial statements and other supporting financial documents, schedules and information relating to itself (including copies of any issued management letters) with respect to its business, financial condition and other affairs. Originator agrees to render to the Company, the Servicer and the Agent at such Originator's own cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If any Purchase Termination Event or any Termination Event pursuant to the Securitization Agreement shall have occurred and be continuing, Originator shall, promptly upon request therefor, assist the Company in delivering to the Agent Records reflecting activity through the close of business on the Business Day immediately preceding the date of such request.

  (l)  ERISA. Give the Company, the Purchaser and the Agent prompt written
       -----
notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

  (m)  Payment, Performance and Discharge of Obligations.
       -------------------------------------------------

       (i)  Subject to Section 5.1(m)(ii), pay, perform and discharge or cause
                       ------------------
            to be paid, performed and discharged all of its obligations and liabilities, including all taxes, assessments and governmental charges upon its income and properties and all lawful claims for labor, materials, supplies and services, promptly when due.

       (ii) May contest in good faith, by appropriate proceedings, the validity or amount of any charges or claims described in Section 5.1(m)(i);
                                                            -----------------
            provided, that (A) adequate reserves with respect to such contest
            --------
            are maintained on the books of Originator, in accordance with GAAP,
            (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Receivable or the Related Property may become subject to forfeiture or loss as a result of such contest,
            (D) no Lien may be imposed to secure payment of such charges or claims other than inchoate tax liens.

  (n)  Accounting Changes.  If any Accounting Changes occur and such changes
       ------------------
result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

  5.2.  Reporting Requirements.  From the date hereof until the first day
        ----------------------
following the Final Pay Out Date, Originator shall, unless the Agent and the Company shall otherwise consent in writing, furnish to the Company and the Agent the information set forth in Section 7.02 of the Securitization Agreement (to
                             ------------
the extent such information relates to Originator).

  5.3.  Negative Covenants.  From the date hereof until the Final Pay Out Date,
        ------------------
unless the Agent and the Company shall otherwise consent in writing, the Originator shall not:

  (a)   Sales, Liens, Etc.  Except as otherwise expressly provided herein, sell,
        ------------------
assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivable or Related Property, or any interest therein, or any lock box or account to which any Collections of any Receivables are sent, or any right to receive income from or in respect thereof, or the Company Note or any shares of capital stock of the Company

  (b)   Extension or Amendment of Receivables.  Extend, amend, terminate or
        -------------------------------------
otherwise modify the terms of any Receivable, or amend, modify, terminate or waive any term or condition of any Contract related thereto, unless (i) no Termination Event or material Unmatured Termination Event shall have occurred and be continuing or would result from such action, (ii) such action is consistent with the Credit and Collection Policy, and (iii) in the case of any reduction or cancellation of the Unpaid Balance of any Receivable, Originator shall have made or deemed made any payment required by Section 3.2.

  (c)   Change in Business or Credit and Collection Policy.  Make any change in
        --------------------------------------------------
the character or operation of its business or in its Credit and Collection Policy or amend, supplement or otherwise modify its certificate or articles of incorporation or bylaws, which change would, in either case, impair the collectibility of any Receivable, relax any credit criteria applied to new or continuing Obligors or otherwise adversely affect the interests, rights or remedies of the Company or the Purchaser under any Transaction Document, unless, in each case, Originator shall have given the Agent at least thirty days' prior written notice of such change and the Agent shall not have given Originator written notice of objection to such change within such thirty day period.

  (d)   Change in Name.  Change its corporate name or the name under or by which
        --------------
it does business, unless Originator shall have given the Company and the Agent at least 30 days' prior written notice thereof and unless, prior to any such change in name, Originator shall have filed (or shall have caused to be filed) such financing statements or amendments as the Servicer or the Agent determines may be necessary to continue the perfection of the Company's and the Purchaser's interest in the Receivables and Related Property.

  (e)   Negative Pledges.  Enter into or assume any agreement (other than this
        ----------------
Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Lien upon any Receivables or Related Property, whether now owned or hereafter acquired by the Originator, as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents.

  (f)   Deposits to Lock-Box Accounts.  Deposit or transfer any Collections
        -----------------------------
received in any Lock Box or otherwise to any account other than a Lock-Box Account, or credit, or cause or permit to be deposited or credited, to any Lock-Box Account any funds other than Collections on Receivables.

  (g)   Mergers, Acquisitions, Sales, etc.  Be a party to any merger or
        ---------------------------------
consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or permit any Subsidiary to do any of the foregoing for any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary into Originator or into, with or to any other wholly-owned Subsidiary and any such purchase or other acquisition by Originator or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary.

  (h)   Corporate Separateness  Take any action that is inconsistent with the
        ----------------------
terms of Section 7.04 of the Securitization Agreement.
         ------------

  (i)   Change in Payment Instructions to Obligors. Add or terminate any bank as
        ------------------------------------------
a Lock-Box Bank from those listed in Schedule 6.01(o) of the Securitization
                                     ----------------
Agreement or make any change in its instructions to Obligors regarding payments to be made to the Seller or the Servicer or payments to be made to any Lock Box or Lock-Box Account, unless the Agent shall have received (i) notice of such addition, termination or change, (ii) duly executed copies of Lock-Box Agreements with each new Lock-Box Bank (which shall be in form and substance acceptable to the Agent), and (iii) the Agent previously shall have consented in writing to such addition, termination or change (which consent, in the case of any such addition or termination, shall not be unreasonably withheld by the Agent).

  (j) Minimum Working Capital.  Permit the excess of its consolidated Current
      -----------------------
Assets over its consolidated Current Liabilities to be less than $3,000,000.

  (k) Minimum Net Worth.  Permit its consolidated tangible net worth (as
      -----------------
hereinafter defined) to be less than $35,000,000. Consolidated tangible net worth of a Person shall mean the consolidated net worth of such Person and its Subsidiaries including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

  (l) Minimum Current Ratio.  Permit its consolidated current ratio (as
      ---------------------
hereinafter defined) to be less than 1.0. Consolidated current ratio of a Person shall mean the ratio of (x) consolidated Current Assets of such Person and its Subsidiaries to (y) consolidated Current Liabilities of such Person and its Subsidiaries.

  (m)  Sale Characterization.  Make statements or disclosures or prepare any
       ---------------------
financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall account for the transactions contemplated by this Agreement in any manner other than (i) with respect to the sale of each Receivable originated by it, as a true sale or absolute assignment of its full right, title and ownership interest in such Receivable to the Company and (ii) with respect to each Receivable contributed to the Company, as a contribution to the stated capital of the Company.

  (n) ERISA.  Cause or permit any ERISA Affiliate to, cause or permit to occur
      -----
an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

  (o) Adverse Tax Consequences.  Take or permit to be taken any action (other
      ------------------------
than with respect to actions taken or to be taken solely by a Governmental Authority), or fail or neglect to perform, keep or observe any of its obligations hereunder or under the other Transaction Documents, that would have the effect directly or indirectly of subjecting any payment to the Company, the Purchaser or holders of the Commercial Paper who are residents of the United States of America to withholding taxation.

                                  ARTICLE VI

                          PURCHASE TERMINATION EVENTS

  6.1.  Purchase Termination Events.  Each of the following events or
        ---------------------------
occurrences described in this Section 6.1 shall constitute a "Purchase
                              -----------                     --------
Termination Event":
-----------------

  (a) A Termination Event shall have occurred under the Securitization Agreement and the Agent shall have declared the Commitment Termination Date to have occurred; or

  (b) Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for three Business Days after written notice thereof shall have been given by Servicer, the Agent or the Company to Originator; or

  (c) Any representation or warranty made or deemed to be made by Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Document or any other information, certificate or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made and, within three Business Days after written notice thereof shall have been given to the Originator (individually or as Servicer), as the case may be, the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured in a manner satisfactory to the Agent; or

  (d) Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for thirty days after written notice thereof shall have been given by Servicer, the Agent or the Company to Originator; or

  (e) An Event of Bankruptcy shall have occurred and remained continuing with respect to Originator.

  6.2.  Remedies.
        --------

  (i)   Automatic Termination.  The agreement of the Originator to sell
        ---------------------
Receivables hereunder, and the agreement of the Company to purchase Receivables from the Originator hereunder, shall terminate automatically (and the Purchase Termination Date shall be deemed to have occurred) on the occurrence of a Purchase Termination Event of the type described in Section 6.1(e).
                                                    --------------

  (ii)  Optional Termination.  Upon the occurrence of a Purchase Termination
        --------------------
Event, the Company, with the consent of the Agent, shall have the option by notice to Originator (with a copy to the Agent) to declare the Purchase Termination Date to have occurred.

  (iii) Remedies Cumulative.  Upon any termination pursuant to this Section
        -------------------                                         -------
6.2, the Company shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                  ARTICLE VII

                                INDEMNIFICATION

  7.1.  Indemnities by Originator.  Without limiting any other rights that any
        -------------------------
such Person may have hereunder or under applicable
law, Originator hereby agrees to indemnify the Company and each of its successors, and assigns and all officers, directors, employees and agents of any of the foregoing (each of the foregoing Persons being individually called a "Receivables Transfer Indemnified Party"), forthwith on demand, from and against
 --------------------------------------
any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (collectively, the "Receivables Transfer Indemnified Amounts") awarded against
                    ----------------------------------------
or incurred by any of them arising out of or as a result of the following:

  (a) the transfer by Originator of an interest in any Receivable or Related Property to any Person other than the Company;

  (b) the breach of any representation or warranty made by Originator pursuant to this Agreement, or any information or report delivered by Originator pursuant hereto or thereto which shall have been false or incorrect in any material respect when made or deemed made;

  (c) the failure by Originator to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

  (d) the failure to vest and maintain vested in the Company an ownership interest in the Receivables generated by Originator and Related Property free and clear of any Lien, other than any Lien arising solely as a result of an act of the Company, whether existing at the time of the purchase or contribution of such Receivables or at any time thereafter;

  (e) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy) to the payment of any Receivable sold and/or contributed hereunder (including a defense based on such Receivable or the related Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms but excluding discounts to, or any Collections Originator is deemed to have received on such Receivable thereof), or any claim resulting from the sale of the merchandise or services related to any Receivable or the furnishing or failure to furnish such merchandise or services; or any products liability claim arising out of or in connection with merchandise or services that are the subject of any Receivable;

  (f) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases hereunder or the ownership of, or in respect of, any Receivables, Related Property or Contract;

  (g) any tax or governmental fee or charge (other than any tax based upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase, contribution or ownership of the Receivables or any Related Property connected with any such Receivables;

  (h) any failure of Originator to perform its duties or obligations in accordance with the provisions of this Agreement, any other Transaction Document or any Contract related to a Receivable, including the commingling of Collections with respect to the Receivables by Originator (whether in its capacity as Originator or Servicer) at any time with the funds of any other Person;

excluding, however, (i) Receivables Transfer Indemnified Amounts to the extent
---------  -------
resulting from gross negligence or willful misconduct on the part of a Receivables Transfer Indemnified Party and (ii) any indemnification which has the effect of recourse to Originator for non-payment of the Receivables due to credit reasons (except as otherwise specifically provided in this Agreement).

  7.2. (a) any failure by Originator to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Receivable sold and/or contributed hereunder, whether at the time of any such transfer or at any subsequent time;

  (b) any claim brought by any Person other than a Receivables Transfer Indemnified Party arising from any activity by Originator or any of its Affiliates in servicing, administering or collecting any Receivables;

  If for any reason the indemnification provided above in this Section 7.1 is
                                                               -----------
unavailable to a Receivables Transfer Indemnified Party or is insufficient to hold such Receivables Transfer Indemnified Party harmless, then Originator shall contribute to the amount paid or payable by such Receivables Transfer Indemnified Party as a result of such loss, claim, damage or liability to the maximum extent permitted under applicable law.

  NO RECEIVABLES TRANSFER INDEMNIFIED PARTY SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                 ARTICLE VIII

                                 MISCELLANEOUS

  8.1.  Amendments, Waivers, etc.  No amendment of this Agreement or waiver of
        ------------------------
any provision hereof or consent to any departure by either party therefrom shall be effective without the written consent of the party that is sought to be bound. Any such waiver or consent shall be effective only in the specific instance given. No failure or delay on the part of either party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Originator acknowledges that institutions providing financing (by way of purchases of Receivables or interests therein) pursuant to the Securitization Agreement may rely upon the terms of this Agreement and the Company Note, and the terms of this Agreement and the Company Note may not be amended, nor any material waiver of those terms be granted, without the consent of the Agent.

  8.2.  Notices, etc.  All notices and other communications provided for
        ------------
hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

  8.3.  Binding Effect; Assignability.  This Agreement shall be binding upon and
        -----------------------------
inure to the benefit of the parties hereto and their respective successors and assigns and shall also, to the extent provided herein, inure to the benefit of the parties to the Securitization Agreement. Originator may not assign its rights hereunder or any interest herein without the prior consent of the Company and the Agent. Originator acknowledges that the Company's rights under this Agreement may be assigned to the Purchaser under the Securitization Agreement and consents to such assignment and to the exercise of those rights directly by the Purchaser or the Agent on its behalf.

  8.4.  Survival.  The rights and remedies with respect to any breach of any
        --------
representation and warranty made by Originator or the Company pursuant to
Article IV and the indemnification and payment provisions of Article VII and
----------                                                   -----------
Section 8.6 shall be continuing and shall survive any termination of this
-----------
Agreement.

  8.5.  GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE
        -------------
PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF PENNSYLVANIA, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NONPERFECTION) OF THE INTERESTS OF THE PURCHASER IN

THE RECEIVABLES OR THE RELATED PROPERTY IS GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF PENNSYLVANIA.

  8.6.  Costs, Expenses and Taxes.  In addition to its obligations under Article
        -------------------------                                        -------
VII, Originator agrees to pay on demand (a) all costs and expenses incurred by
---
the Company and its assigns in connection with the enforcement of any amendment, modification or waiver of, consent with respect to or termination of, or any actual or claimed breach of, this Agreement, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing and (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement.

  8.7.  No Proceedings. Originator agrees, for the benefit of the parties to the
        --------------
Securitization Agreement, that it will not institute against the Company or the Purchaser, or join any other Person in instituting against the Company or the Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) until one year and one day after the Final Pay Out Date (in relation to the Company) or for one year and one day after the date when the latest maturing Commercial Paper Note is paid (in relation to the Purchaser). In addition, all amounts payable by the Company to Originator pursuant to this Agreement shall be payable solely from funds available for that purpose (after the Company has satisfied all obligations then due and owing under the Securitization Agreement).

  8.8.  Waiver of Jury Trial.  EACH OF ORIGINATOR AND THE COMPANY HEREBY
        --------------------
EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

  8.9.  Consent To Jurisdiction; Waiver Of Immunities.  EACH OF ORIGINATOR AND
        ---------------------------------------------
THE COMPANY HEREBY ACKNOWLEDGES AND AGREES THAT:

        (a) IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY PENNSYLVANIA STATE COURT, IN EITHER CASE SITTING IN PHILADELPHIA, PENNSYLVANIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH PENNSYLVANIA STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN

   INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.


   8.10.  Execution in Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          YUASA EXIDE, INC.


                                          By:____________________________
                                               Name:
                                               Title:

                                          Yuasa Exide, Inc.
                                          2366 Bernville Road
                                          Reading, PA 19612
                                          Telephone: (610) 208-1761
                                          Facsimile: (610) 208-1671


                                          YESCO, INC.


                                          By:____________________________
                                                 Name:
                                                 Title:

                                          Yesco, Inc.
                                          c/o Yuasa Exide, Inc.
                                          2366 Bernville Road
                                          Reading, PA 19612

                                          Telephone: (610) 208-1761
                                          Facsimile: (610) 208-1671

Acknowledged and consented by:
YUASA EXIDE, INC., as Servicer

By:___________________________
Name:
Title:

Yuasa Exide, Inc.
2366 Bernville Road
Reading, PA 19612

Telephone: (610) 208-1761
Facsimile: (610) 208-1671

                                 SCHEDULE 4.13

                               OFFICE LOCATIONS

                                 SCHEDULE 4.14

                                  TRADE NAMES

                                 SCHEDULE 4.22

               SUBSIDIARIES AND OUTSTANDING STOCK OF ORIGINATOR

                                   EXHIBIT A

                            FORM OF PURCHASE REPORT

                                   EXHIBIT B

                             FORM OF COMPANY NOTE

                                   EXHIBIT C

                              CLOSING DATE REPORT


I. Calculation of Fair Market Value of Receivables transferred on Closing Date:

   (i) aggregate unpaid scheduled debt service payments (excluding financing charges): $_______________, minus

   (ii) allocated loss contingency reserve: $_____________

   Total Fair Market Value: $_______________


II.Fair Market Value of contributed Receivables: $______________

   Fair Market Value of sold Receivables: $____________

   (i)  Cash purchase price: $______________

   (ii) Initial principal amount of Company Note: $_____________

                                       32